UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of

the Securities Exchange Act of 1934

Sierra Resource Group, Inc.

(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:

July 20, 2012

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 26, 2012, Sierra Resource Group, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”). This amendment on Form 8-K/A is to address comments received from the Staff of the Securities Exchange Commission on August 1, 2012, in connection with the Staff’s review of the 8-K, and to amend and restate Items 4.01 and 9.01 appearing in the Original 8-K in their entirety in order to: (i) disclose that there were no disagreements between the Company and Tarvaran, Askelson & Company, LLP in the interim period between December 31, 2011 and July 20, 2012, (ii) correct disclosures related to consultations with our newly engaged auditor, where we inadvertently referenced our former auditor with respect to reportable events described under Item 304(a)(1)(v) of Regulation S-K occurring in the Company’s two most recent fiscal years and the interim period between December 31, 2011 and June 20, 2012 and (iii) file a letter from Tarvaran, Askelson & Company, LLP as Exhibit 16.1 stating their agreement with statements concerning their firm contained in this Form 8-K/A.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 20, 2012, Sierra Resource Group, Inc. (the “Company”) dismissed Tarvaran, Askelson & Company, LLP (“TAC”) as the Company’s independent auditor and engaged Marcum, LLC (“Marcum”) as its new independent registered public accountants, effective July 20, 2012. The decision to change accountants was recommended and approved by the Company’s board of directors.

The reports of TAC on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years and through July 20, 2012, there have not been any disagreements between the Company and TAC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of TAC would have caused TAC to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through July 20, 2012, neither the Company nor anyone acting on its behalf consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed other than that discussed above, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided TAC with a copy of the above disclosures and requested that TAC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of TAC’s letter dated August 3, 2012 is attached as Exhibit 16.1 to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

d) Exhibits.

Exhibit No.	Description

Exhibit 16.1	Letter from Tarvaran Askelson & Company LLP dated August 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: August 7, 2012	By:	/s/ J. Rod Martin
J. Rod Martin
Chief Executive Officer